Exhibit 99.1

KPMG LLP
1676 International Drive
McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Oxford Finance LLC (the “Company”)
Barclays Capital Inc. (the “Initial Purchaser”)
(collectively, the “Specified Parties”)

Re: Oxford Finance Funding 2016-1 LLC – Loan File Procedures

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of loans (the “Loans”) which we were informed are intended to be included as collateral in the offering of Oxford Finance Funding 2016-1, Asset Backed Notes (“OXFIN 2016-1”). This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to and found it to be agreement. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The phrase “Data File” means an electronic data file containing information with respect to 75 loans provided by the Company on May 6, 2016.

•	The phrase “Attributes” refers to the Company selected data fields listed in the table below.

•
The phrase “Loan File” refers to a document, or documents, executed by the obligor and the Company or one of its affiliates and can take the form of a loan and security agreement, promissory note, credit agreement or other similar contract, and includes related schedules, exhibits, amendments, waivers, disbursement letters and initial funding packages.

•
The phrase “Ancillary Loan Documentation” refers to correspondence between the obligor and the Company, loan statements prepared by the Company, credit monitoring files, Salesforce Reports and other documentation material that comprise the Company’s loan records.

•	The phrase “Source Document(s)” refers to the Loan File and Ancillary Loan Documentation.

The Company is responsible for the Data File.

We were instructed by the Company to perform the agreed-upon procedures on all of the Loans in the Data File.

OXFIN 2016-1
May 19, 2016

For each of the Loans we compared or recomputed the Attributes (listed below) as shown on the Data File to the corresponding information set forth in or derived from the related Source Document(s) provided by the Company.

Attribute	Source Document(s)
Funding Name	Ancillary Loan Documentation
Bid/Line Name	Ancillary Loan Documentation
Account Name	Ancillary Loan Documentation
Accounting System Number	Ancillary Loan Documentation
Simple Balance	Ancillary Loan Documentation
Simple Balance (Last)	Ancillary Loan Documentation
Total Oxford Simple TL Balance Outstanding	Ancillary Loan Documentation
Oxford Ownership	Ancillary Loan Documentation
Loan Collateral Type	Ancillary Loan Documentation
Actual Funding Date	Loan File
Current First Principal Due Date	Ancillary Loan Documentation
Contractual Maturity Date	Loan File
Initial I/O Period (LSA):	Ancillary Loan Documentation
Initial I/O Period (Amended):	Ancillary Loan Documentation
Original Funding Term	Loan File
Floating or Fixed Rate	Loan File
Interest Payment Frequency	Loan File
Interest Calc Method	Loan File
Base/Index Rate	Loan File
Margin	Loan File
Base/Index Rate Floor	Loan File
End of Term Fee	Loan File
Simple Cash Rate (%)	Ancillary Loan Documentation
Cash Rate (%)	Ancillary Loan Documentation
Amortization Style	Ancillary Loan Documentation
Balloon / Bullet at Maturity	Ancillary Loan Documentation
Industry	Ancillary Loan Documentation
Industry Sector	Ancillary Loan Documentation

OXFIN 2016-1
May 19, 2016

Attribute	Source Document(s)
SubSector	Ancillary Loan Documentation
Region	Ancillary Loan Documentation
Current Investment Stage	Ancillary Loan Documentation
Current Credit Score	Ancillary Loan Documentation
Current Credit Score (#)	Ancillary Loan Documentation
Current Credit Score (Date)	Ancillary Loan Documentation
Valuation	Ancillary Loan Documentation
Valuation Source	Ancillary Loan Documentation
Current Covenant Default	Ancillary Loan Documentation
Date of Covenant Default	Ancillary Loan Documentation
Specific Reserve?	Ancillary Loan Documentation
Payment Default	Ancillary Loan Documentation
History of Major Modification due to Financial Distress?	Ancillary Loan Documentation
Date of Major (payment) Modification	Ancillary Loan Documentation
Billing Type	Ancillary Loan Documentation
Third Party Revolver?	Ancillary Loan Documentation
Third Party Revolver Commitment	Ancillary Loan Documentation
Related Oxford Revolver	Ancillary Loan Documentation
Total Revolver Commitment (Oxford Participates)	Ancillary Loan Documentation
Related Oxford Term Loan	Ancillary Loan Documentation
Related Co-Lender Term Loan	Ancillary Loan Documentation
Oxford Unfunded Obligations – RLOC Line Amount	Ancillary Loan Documentation
Oxford Unfunded Obligations – Unfunded Term Loans	Ancillary Loan Documentation
Oxford Unfunded Obligations – Available Unfunded Term Loans	Ancillary Loan Documentation

OXFIN 2016-1
May 19, 2016

We found such information to be in agreement. We did not perform any procedures on attributes not listed above or those left “blank” or “NA” in the Data File. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not perform an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the accuracy of the information on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on methodologies and information included in the Data File or provided by the Company, without verification or evaluation of such methodologies and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Company, (ii) the physical existence of the Loans or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (iii) the reliability or accuracy of the Data File, or data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Oxford Finance LLC and Barclays Capital Inc.  It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

May 19, 2016